EXHIBIT 10.63
                                                                   -------------

                SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER


     This Second Amendment to Agreement and Plan of Merger ("First Amendment") is dated as of the 14th day of June, 2007 by and among Bridgeline Software, Inc., a Delaware corporation ("Bridgeline"), Objectware, Inc., a Georgia corporation (the "Seller"), and Erez M. Katz (the "Shareholder").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Bridgeline, Seller and Shareholder entered into that certain Agreement and Plan of Merger dated as of December 7, 2006, as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of March 29, 2007 (the "Merger Agreement") pursuant to which the parties agreed that Seller would merge with and into Bridgeline as provided therein;

     WHEREAS, terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Merger Agreement; and

     WHEREAS, the parties hereto desire to amend the Merger Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency at which are hereby acknowledged, the parties hereby agree as follows:

     1. The Merger Agreement is hereby amended in the following respects:

          (a) The "Target Amount" (as defined in the first line of Section 1.2(b)), is hereby changed from "$750,000" to "$650,000."

          (b) Section 10.3(a) is deleted in its entirety and replaced with the following:

               "(a) All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated; provided, however, that if the Merger is consummated, Bridgeline shall pay up to an aggregate of $350,000 for the expenses of financial and/or mergers and acquisition advisors to the Seller, reasonable legal expenses of counsel to the Seller and accounting expenses incurred in connection with the Merger including the accounting fees for the audit of Seller's fiscal years ending September 30, 2004, September 30, 2005 and September 30, 2006, it being acknowledged and agreed to by the parties that the Shareholder shall be personally responsible for any such expenses of Seller exceeding this limit."

          (c) Section 10.3(b)(ix) is deleted in its entirety and replaced with the following:

               "(ix) by Seller, at any time following July 15, 2007."

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          (d) Section 10.3(c)(vii) is deleted in its entirety and replaced with the following:

               "(vii) by Bridgeline, at any time following July 15, 2007."

     2. Except as amended hereby, the Merger Agreement remains in full force and effect.

     3. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.








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     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.


                                    BRIDGELINE:

                                    Bridgeline Software, Inc.


                                    By: /s/Gary Cebula
                                        ----------------------------------------
                                    Name: Gary Cebula
                                    Title: Treasurer and Secretary


                                    SELLER:

                                    Objectware, Inc.


                                    By: /s/ Erez M. Katz
                                        ----------------------------------------
                                    Name: Erez M. Katz
                                    Title: President and Chief Executive Officer


                                    SHAREHOLDER:

                                    By: /s/Erez M. Katz
                                        ----------------------------------------
                                        Erez M. Katz









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